Concentrations	12 Months Ended
Sep. 30, 2014
Risks and Uncertainties [Abstract]
Concentrations

14. Concentrations.

The transportation segment primarily serves customers in the petroleum industry in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or these industries could have an adverse effect on our financial statements.

During fiscal 2014, the transportation segment’s ten largest customers accounted for approximately 54.7% of the transportation segment’s revenue. One of these customers accounted for 20.9% of the transportation segment’s revenue. The loss of any one of these customers would have an adverse effect on the Company’s revenues and income. Accounts receivable from the transportation segment’s ten largest customers was $4,075,000 and $3,565,000 at September 30, 2014 and 2013, respectively.

The mining royalty land segment has one lessee that accounted for 66.8% of the segment’s revenues and $216,000 of accounts receivable at September 30, 2014. The termination of certain of this lessee’s underlying leases could have a material adverse effect on the segment.

The Company places its cash and cash equivalents with high credit quality institutions. At times, such amounts may exceed FDIC limits.